Exhibit 10.7

Execution Version

December 31, 2015

Sabine Pass Liquefaction, LLC
700 Milam St., Suite 800
Houston, Texas 77002
Attention: Treasurer
Telephone: 713-375-5290
Fax: 713-375-6000
Email: lisa.cohen@cheniere.com

Société Générale,
as the Commercial Banks Facility Agent
Attention: Ellen Turkel

The Korea Development Bank, New York Branch as the KSURE Covered Facility Agent
Attention: Tim Lee and Jun Il Kim

Shinhan Bank New York Branch as the KEXIM Facility Agent Attention: Jongkoo Lee

Re: Administrative Amendment to the Common Terms Agreement

Ladies and Gentlemen:

Reference is made to (i) the Second Amended and Restated Common Terms Agreement, dated as of June 30, 2015 (the “Common Terms Agreement”), among Sabine Pass Liquefaction, LLC, the Secured Debt Holder Group Representatives, the· Secured Hedge Representatives, and the Secured Gas Hedge Representatives that are parties thereto from time to time, Société Générale, as the Common Security Trustee (the “Common Security Trustee”), and Société Générale, as the Intercreditor Agent (the “lntercreditor Agent”) and (ii) the Second Amended and Restated Intercreditor Agreement, dated as of June 30, 2015 (the “Intercreditor Agreement”), among the Secured Debt Holder Group Representatives, the Secured Hedge Representatives, and the Secured Gas Hedge Representatives that are parties thereto from time to time, the Common Security Trustee and the Intercreditor Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

1. Consent to Amend Section 7.10 of the Common Terms Agreement. Pursuant to Section 10.0 of the Common Terms Agreement and Section 4.3 of the Intercreditor Agreement, the Common Security Trustee and Intercreditor Agent hereby consent to the following Administrative Decision (as defined in the Intercreditor Agreement):

The words “Monthly S.ales Charges” in Section 7.10 (Terminal Use Agreements) of the Common Terms Agreement are deleted and replaced with “monthly sales charges or comparable payments under the BG FOB Sale and Purchase Agreement or the GN FOB Sale and Purchase Agreement”.

2.     Effectiveness. The consent set forth herein shall be effective only in the specific instance described herein and for the specific purpose for which it was given, and nothing herein shall be construed to limit or bar any rights or remedies of any Secured Party. For the avoidance of doubt and without limiting the generality of the foregoing, no other change, amendment, consent or waiver with respect to the terms and provisions of any other Financing Document, Material Project Document or Additional Material Project Document is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect). Nothing herein shall be construed as or deemed to be (a) a waiver or consent by the Majority Secured Debt Participants of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, Material Project Document or Additional Material Project Document or (b) a guide to, or an intent or indication of, future actions or decisions by any Secured Party.

3. Governing Law. This consent letter shall for all purposes be governed by and construed in accordance with the laws of the State of New York, United States of America without any reference to the conflict of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective authorized officers as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as the Common Security Trustee and Intercreditor Agent

By:	/s/ Edward J. Grimm
Name:	Edward J. Grimm
Title:	Director

SIGNATURE PAGE TO ADMINISTRATIVE DECISION (CTA AMENDMENT)

ACKNOWLEDGED AND ACCEPTED that the amendment to Section 7.10 of the Common Terms Agreement effected pursuant to Section I of this Administrative Amendment is hereby agreed to as of the date first written above.

Sabine Pass Liquefaction, LLC,
as the Borrower

By:	/s/ Lisa C. Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SIGNATURE PAGE TO ADMINISTRATIVE DECISION (CTA AMENDMENT)